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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Letchworth Independent Bancshares Corporation (Reg. No. 333-01263), of our report dated January 16, 1998, appearing on pages 35-36 of this Annual Report on Form 10-KSB.



PRICE WATERHOUSE LLP

Buffalo, New York
March 27, 1998